AMENDATORY RIDER

This rider is issued as a part of the contract to which it is attached. Except where this rider provides otherwise, it is subject to all conditions and limitations of such contract.

The following Withdrawal Privilege Amount provision is added:

WITHDRAWAL PRIVILEGE AMOUNT:	CONTRACT YEARS 1-5
10% OF PREMIUM PAYMENTS

AFTER CONTRACT YEAR 5
100% OF THE CONTRACT VALUE REDUCED
BY THE TOTAL OF ANY PREMIUM PAYMENTS
MADE DURING THE 5 YEARS PRIOR TO THE
WITHDRAWAL; AND

10% OF PREMIUM PAYMENTS MADE DURING
THE 5 YEARS PRIOR TO WITHDRAWAL

The Contingent Deferred Sales Charges provision is replaced with the following:

CONTINGENT DEFERRED SALES CHARGES:

Subject to the Withdrawal Privilege Amount, surrenders of contract values attributable to Premium Payments may be subject to a Contingent Deferred Sales Charge (“Charge”). The length of time from receipt of the Premium Payments to the time of surrender determines the charge.

During the first five Contract Years, all surrenders will be first from Premium Payments and then from earnings. If an amount equal to all Premium Payments has been surrendered, a charge will not be assessed against the surrender of the remaining Contract Value.

After the fifth Contract Year, all surrenders will be first from earnings and then from Premium Payments. A charge will not be assessed against the surrender of earnings. If an amount equal to all earnings has been surrendered, a charge will not be assessed against Premium Payments made more that five years prior to the surrender, but will be assessed against Premium Payments received less that five years prior to surrender. For this purpose, Premium Payments will be deemed to be surrendered in the order in which they were received.

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T773R0.FRM

CONTINGENT DEFERRED SALES CHARGES: (Continued)

The charge is a percentage of the amount surrendered (not to exceed the aggregate amount of the Premium Payments made) and equals:

CHARGE    LENGTH OF TIME FROM PREMIUM PAYMENT
(NUMBER OF YEARS)

5%    1
5%    2
4%    3
3%    4
2%    5
0%    6 AND THEREAFTER

No Contingent Deferred Sales Charges will be assessed in the event the contract terminates due to the death of the Annuitant or the Contract Owner (as applicable), or if the contract values are applied to an annuity option provided for under this contract, (provided, however, any surrender out of Option 5 will be subject to Contingent Deferred Sales Charges, if applicable) or if the contract is surrendered on or after the Annuitant’s 90th birthday, or upon exercise of the Withdrawal Privilege Amount.

The following is added to the DEFINITION OF CERTAIN TERMS provision of the contract:

Beneficiary - The person(s) entitled to receive benefits as per the terms of the contract in the event of the death of the Contract Owner or Annuitant, as applicable.

The CONTRACT CONTROL PROVISIONS is replaced with the following:

Annuitant, Contingent Annuitant, Contract Owner
The designations of Contract Owner and Contingent Annuitant will remain in effect until the Contract Owner changes them. The designation of the Contract Owner may be changed during the lifetime of the Annuitant by written notice to the Company. The designation of the Contingent Annuitant may be changed at any time during the lifetime of the Annuitant and prior to the Annuity Commencement Date by written notice to the Company. If no Contingent Annuitant has been named and the Contract Owner/Annuitant's spouse is a Beneficiary, the Contract Owner/Annuitant's spouse will be presumed to be the Contingent Annuitant. In any other situation, if no Contingent Annuitant has been named, the Contract Owner (or in the case of joint Contract Owners, the younger Contract Owner) will be presumed to be the Contingent Annuitant providing that the Contract Owner is not the Annuitant. The Contract Owner may waive this presumption.

Ownership
The Contract Owner has the sole power to exercise all the rights, options, and privileges granted by this contract or permitted by the Company and to agree with the Company to any change in or amendment to the contract. The rights of the Contract Owner will be subject to the rights of any assignee of record with the Company and of any irrevocably designated Beneficiary. In the case of joint Contract Owners, each Contract Owner alone may exercise all rights, options, and privileges, except with respect to the surrender, partial surrender, selection of an Annuity option, and change of ownership.

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T774R0.FRM

CONTRACT CONTROL PROVISIONS (Continued)

Beneficiary
The designated Beneficiary will remain in effect until changed by the Contract Owner. The designated Beneficiary may be changed during the lifetime of the Annuitant by written notice to the Company. If the designated Beneficiary has been designated irrevocably, the designation cannot be changed or revoked without such Beneficiary’s written consent. Upon receipt of written notice and consent, if required by the Company, the new designation will take effect as of the date the notice is signed, whether or not the Annuitant or Contract Owner is alive at the time of receipt. Any payments made or other action taken by the Company before the receipt of the notice will not be subject to the requested change. If no Beneficiary designation is in effect or if the designated Beneficiary has predeceased the Contract Owner, the Contract Owner’s estate shall be the Beneficiary. At the first death of a joint Contract Owner prior to the Annuity Commencement Date, the surviving Contract Owner shall be the beneficiary and the rights of any other named beneficiary are voided.

The following paragraph is added to the GENERAL PROVISIONS of the contract:

The contract to which this rider is attached is intended to qualify as an annuity contract for Federal tax purposes. To that end, the provisions of the contract are interpreted and administered to ensure or maintain such tax qualification, notwithstanding any other provisions to the contrary.

The Death Benefit section of the TERMINATION PROVISIONS is revised as follows:

In the event the Annuitant or Contract Owner dies before the Annuity Commencement Date, the Death Benefit will be payable as determined under the Contract Control Provisions and described below. If the deceased (the Annuitant or Contract Owner, as applicable) had not attained age 90, then the Death Benefit will equal the greater of the Contract Value or 100% of all Premium Payments made under the contract reduced by the dollar amount of any partial surrenders since the Date of Issue. If the deceased had attained age 90, the Death Benefit will equal the Contract Value. The Death Benefit will be calculated as of the date of receipt of Due Proof of Death at the offices of the Company.

The Annuity Commencement Date section of the SETTLEMENT PROVISIONS is revised as follows:

The Annuity Commencement Date is shown on Page 3. The Contract Owner may change the date by notifying the Company within 30 days prior to the Annuity Commencement Date. This date will not be deferred beyond the Valuation Day immediately following the later of:
a)the Annuitant’s 90th birthday; or
b)the end of the tenth Contract Year
unless the Contract Owner elects a later Annuity Commencement Date subject to laws and regulations then in effect and the Company’s approval.

The Date of Payment section of the SETTLEMENT PROVISIONS is revised as follows:

The first Annuity payment is payable on the Annuity Commencement Date. The remaining Annuity payments are computed and payable as of the same day of the month as the Annuity Commencement Date, based on the elected Annuity payment frequency.

In the event of the death of the Annuitant while receiving annuity payments, the present values at the current dollar amount on the date of death of any remaining guaranteed number of payments, or any then remaining balance of proceeds under the Fifth Option, will be paid in one sum to the Beneficiary unless other provisions shall have been made and approved by the Company. In the case of the Separate Account calculations, for such present value of the guaranteed number of payments remaining, the Company will assume a net investment rate of 4% per annum. In the case of the General Account, the net investment rate assumed will be the rate used by the Company to determine the amount of each certain payment. The Annuity Unit value on the date of receipt of Due Proof of Death shall be used for the purpose of determining such present value.

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The following is added to the SETTLEMENT PROVISIONS:

Death Before the Annuity Commencement Date

If the Contract Owner dies, and:
a)    the joint Contract Owner is living, the joint Contract Owner will become the Beneficiary. In this case, the rights of the designated Beneficiary are voided.
b)    there is no surviving joint Contract Owner, the designated Beneficiary will be the Beneficiary. However, in the event of the death of a Contract Owner and there is no joint Contract Owner, and a Beneficiary is the Contract Owner’s spouse and the Annuitant (or Contingent Annuitant, if applicable) is alive, the contract will continue with the spouse as the Contract Owner, unless the spouse elects to be paid a Death Benefit settlement option. This provision will apply only once with respect to this contract.

If the Annuitant dies, and:

a)	is also the sole Contract Owner, the designated Beneficiary will be the Beneficiary.

b)	both the Contract Owner and the Contingent Annuitant are living, the Contingent Annuitant will become the Annuitant. The Contract will continue.

c)
the Contract Owner is living, and there is no Contingent Annuitant or the Contingent Annuitant is not living, the Contract Owner will be the Beneficiary. In this case, the rights of the designated Beneficiary are voided.

d)	the Contract is owned by a corporation or other entity, the Contract Owner will be the Beneficiary. In this case, the rights of the designated Beneficiary are voided.

Death On or After the Annuity Commencement Date
If the Contract Owner dies, and the Annuitant is living, the designated Beneficiary will become the Contract Owner.

If the Annuitant dies, the Contract Owner will be the Beneficiary. If a Death Benefit is payable, the rights of the designated Beneficiary are voided. If the Annuitant who is also the Contract Owner dies, the designated Beneficiary will be the Beneficiary.

The Death Benefit will be calculated as of the date We receive written notification of Due Proof of Death as in the manner described in the settlement option then in effect.

Calculation of the Death Benefit
Should the Contract Owner or Annuitant die before the Annuity Commencement Date, any Death Benefit payable will be calculated as of the date written notification of Due Proof of Death is received by the Company.

If the calculated Death Benefit exceeds the Contract Value, the difference will be allocated to the Sub-Account(s) in accordance with the last Sub-Account allocation instructions received from the Contract Owner.

During the time period between the Company’s receipt of written notification of Due Proof of Death and the Company’s receipt of complete settlement instructions from each Beneficiary, the calculated Death Benefit amount will be subject to market fluctuations.

Settlement of the Death Benefit
As of the date of receipt of complete disbursement instructions from the Beneficiary, the amount to be paid or applied to a selected settlement option will be computed. When there is more than one Beneficiary, the amount will be calculated for each Beneficiary’s share of the proceeds and paid or applied to a selected settlement option according to and upon each Beneficiary’s instructions. If the date of receipt of complete instructions falls on a non-Valuation Day, the amount will be computed on the next Valuation Day.

When payment is taken in one sum, payment will be mailed within 7 days of the Company’s receipt of complete instructions, except when the Company is permitted to defer such payment under the Investment Company Act of 1940.

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SETTLEMENT PROVISIONS: (Continued)

Distribution Requirements
Subject to the Alternative Election or Spouse Beneficiary provisions below,

a)	If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract will be distributed within five years after such death; and

b)
If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of such death.

If the Contract Owner is not an individual, then for purposes of the preceding paragraph a or b, the primary Annuitant will be treated as the Contract Owner

Alternative Election to Satisfy Distribution Requirements
If any portion of the interest of a Contract Owner described above is payable to or for the benefit of a designated Beneficiary, and the Beneficiary elects after the Contract Owner’s death to have the benefit distributed over a period that:
a)does not extend beyond such Beneficiary’s life (or life expectancy); and
b)does commence within one year of the date of death,
then for purposes of satisfying the Distribution Requirements above, the benefit will be treated as distributed entirely on the date such periodic distributions begin.

Signed for Hartford Life Insurance Company

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OPTIONAL        This rider is issued as part of the contract to which it is attached. This rider cannot
DEATH BENEFIT    be terminated either by the Contract Owner or the Company. Except where this ENHANCEMENT    rider provides otherwise, it is subject to all of the terms and conditions of the contract.
RIDER

RIDER BENEFITS	Spouse Beneficiary
If the contract continues with the spouse as the Contract Owner, subject to the conditions of the Death Before the Annuity Commencement Date provision as set forth in the contract, the Death Benefit will be calculated on receipt of Due Proof of Death. If the Contract Value is less than the calculated Death Benefit amount, the Contract Value will be increased to equal the calculated Death Benefit amount.

Death Benefit
If the Contract Owner or Annuitant dies before the Annuity Commencement Date a Death Benefit is payable. The Death Benefit is calculated as of the date Due Proof of Death is received by the Company. This rider adds a Maximum Anniversary Value and an Interest Accumulation feature to the calculation of that Death Benefit.

If the deceased (the Annuitant or Contract Owner, as applicable) had not yet attained age 90, the Death Benefit will be the greatest of:

(a)the Contract Value; or
(b)100% of all premium payments made under the contract, reduced by the dollar amount of any partial surrenders since the Date of Issue; or

(c)	the Maximum Anniversary Value commencing on the Contract Anniversary following the date in which the rider is added to the contract; or

(d)	Interest Accumulation Value commencing on the date the rider is added to the contract.

If the deceased has attained age 90, the Death Benefit will be the greatest of Contract Value, Maximum Anniversary Value or Interest Accumulation Value.

MAXIMUM    The Maximum Anniversary Value is based on a series of calculations on Contract
ANNIVERSARY    Anniversaries, of Contract Values, premium payments and partial surrenders.
VALUE
As of the date We receive notification of Due Proof of Death, We will calculate an Anniversary Value for each Contract Anniversary, beginning with the Contract Anniversary following the date this rider is added and for each anniversary thereafter prior to the Contract Owner/Annuitant’s date of death or 81st birthday, if earlier. The Anniversary Value is equal to the Contract Value as of a Contract Anniversary, increased by the dollar amount of any premium payments made since that anniversary and reduced by the dollar amount of any partial surrenders since that anniversary. The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.

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INTEREST        Prior to the decedent’s date of death or 81st birthday, if earlier, the interest accumulation
ACCUMULATION    value is equal to the Contract Value as of the date this rider is added (“Beginning

VALUE
Contract Value”) plus any premium payments made after the date this rider is added to the contract, less proportional adjustments for partial surrenders taken after this rider is added to the contract, compounded daily at an annual interest rate of 5.0%. The proportional adjustment for partial surrenders is calculated by:

a)	dividing the gross amount of the partial surrender by the prior day’s Contract Value, and

b)	multiplying the result of (a) by the prior Valuation Day’s Interest Accumulation Value.

On or after the decedent’s 81st birthday or date of death, the Interest Accumulation Value will no longer compound. After that date, the Interest Accumulation Value will be adjusted by adding any subsequent payments and subtracting proportional adjustments, for partial surrenders, as described above. The Interest Accumulation Value will be limited to 200% of the Beginning Contract Value, plus 200% of all premium payments made after the date this rider is added, minus proportional adjustments for partial surrenders made after the date the rider is added.

RIDER CHARGE	The charge for this rider is added to the net investment factor. The net investment factor for each Sub-Account is:

a)	the net asset value per share of the corresponding Fund at the end of the valuation period (plus the per share amount of any unpaid dividends or capital gains by that Fund); divided by

b)	the net asset value per share of the corresponding Fund at the beginning of the valuation period; minus

c)	the mortality and expense risk charge and any applicable administration charge, adjusted for the number of days in the valuation period; minus

d)	the charge for this rider, adjusted for the number of days in the valuation period.

The charge for this rider is [.25%] per annum of the daily value of the Sub-Accounts.

Signed for Hartford Life Insurance Company

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T547R0.FRM

AMENDATORY RIDER

This rider is issued as a part of the contract to which it is attached. Except where this rider provides otherwise, it is subject to all conditions and limitations of such contract.

The following Annual Withdrawal Privilege Amount provision is added:

ANNUAL WITHDRAWAL PRIVILEGE AMOUNT:	CONTRACT YEARS 1-6
10% OF PREMIUM PAYMENTS

AFTER CONTRACT YEAR 6
100% OF THE CONTRACT VALUE REDUCED
BY THE TOTAL OF ANY PREMIUM PAYMENTS
MADE DURING THE 6 YEARS PRIOR TO THE
WITHDRAWAL; AND

10% OF PREMIUM PAYMENTS MADE DURING
THE 6 YEARS PRIOR TO WITHDRAWAL

The Contingent Deferred Sales Charges provision is revised as follows:

CONTINGENT DEFERRED SALES CHARGES:

Subject to the Annual Withdrawal Privilege Amount, surrenders of contract values attributable to Premium Payments may be subject to a Contingent Deferred Sales Charge (“Charge”). The length of time from receipt of the Premium Payments to the time of surrender determines the charge.

During the first six Contract Years, all surrenders will be first from Premium Payments and then from earnings. If an amount equal to all Premium Payments has been surrendered, a charge will not be assessed against the surrender of the remaining Contract Value.

After the sixth Contract Year, all surrenders will be first from earnings and then from Premium Payments. A charge will not be assessed against the surrender of earnings. If an amount equal to all earnings has been surrendered, a charge will not be assessed against Premium Payments made more that six years prior to the surrender, but will be assessed against Premium Payments received less that six years prior to surrender. For this purpose, Premium Payments will be deemed to be surrendered in the order in which they were received.

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T845R0.FRM

CONTINGENT DEFERRED SALES CHARGES: (Continued)

The charge is a percentage of the amount surrendered (not to exceed the aggregate amount of the Premium Payments made) and equals:

CHARGE    LENGTH OF TIME FROM PREMIUM PAYMENT
(NUMBER OF YEARS)

6%    1
6%    2
6%    3
6%    4
5%    5
4%    6
0%    7 AND THEREAFTER

No Contingent Deferred Sales Charges will be assessed in the event the contract terminates due to the death of the Annuitant or the Contract Owner (as applicable), or if the contract values are applied to an annuity option provided for under this contract, (provided, however, any surrender out of Option 4 will be subject to Contingent Deferred Sales Charges, if applicable) or if the contract is surrendered on or after the Annuitant’s 90th birthday, or upon exercise of the Annual Withdrawal Privilege Amount.

The following is added to the DEFINITION OF CERTAIN TERMS provision of the contract:

Annual Withdrawal Privilege Amount - The amount that can be withdrawn in any Contract Year prior to incurring surrender charges.

Contingent Deferred Sales Charge - A charge that may be deducted from Your Contract Value upon a full surrender or a partial surrender, if the amount surrendered is in excess of the Annual Withdrawal Privilege Amount.

DCA Program Fixed Account(s) - Account(s) established to be used for the Dollar Cost Averaging program(s). It is part of the Company’s General Account.

Dollar Cost Averaging (“DCA”) - Systematic transfers from one Account to any other available Accounts

The PREMUIM PAYMENTS provision is revised by the addition of the following:

Dollar Cost Averaging Program

From time to time, We may offer and You may enroll in a Dollar Cost Averaging Program (the “Program”). Election of the Program requires that a minimum of at least $5,000 must be deposited in the DCA Fixed Account. The election must be made for a minimum period of six months and a maximum period of twelve months. The funds in the DCA Fixed Account will be systematically transferred to the Sub-Account(s) designated by You. We will terminate monthly transfers if Fund balances are inadequate to execute the requested transfers. We may credit different rates of interest, but never less than 3%, to the DCA Fixed Account. Once a Program has begun, the rate for the program will not change.

You may terminate participation in the Program at any time by calling or writing Us. In such event, the remaining balance in the DCA Program Fixed Account will be transferred to the Account(s) designated by You.

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T846R0.FRM

CONTRACT CONTROL PROVISIONS (Continued)

Ownership
The Contract Owner has the sole power to exercise all the rights, options, and privileges granted by this contract or permitted by the Company and to agree with the Company to any change in or amendment to the contract. The rights of the Contract Owner will be subject to the rights of any assignee of record with the Company and of any irrevocably designated Beneficiary. In the case of joint Contract Owners, each Contract Owner alone may exercise all rights, options, and privileges, except with respect to the surrender, partial surrender, selection of an Annuity option, and change of ownership.

Beneficiary
The designated Beneficiary will remain in effect until changed by the Contract Owner. The designated Beneficiary may be changed during the lifetime of the Annuitant by written notice to the Company. If the designated Beneficiary has been designated irrevocably, the designation cannot be changed or revoked without such Beneficiary’s written consent. Upon receipt of written notice and consent, if required by the Company, the new designation will take effect as of the date the notice is signed, whether or not the Annuitant or Contract Owner is alive at the time of receipt. Any payments made or other action taken by the Company before the receipt of the notice will not be subject to the requested change. If no Beneficiary designation is in effect or if the designated Beneficiary has predeceased the Contract Owner, the Contract Owner’s estate shall be the Beneficiary. At the first death of a joint Contract Owner prior to the Annuity Commencement Date, the surviving Contract Owner shall be the beneficiary and the rights of any other named beneficiary are voided.

The following paragraph is added to the GENERAL PROVISIONS of the contract:

The contract to which this rider is attached is intended to qualify as an annuity contract for Federal tax purposes. To that end, the provisions of the contract are interpreted and administered to ensure or maintain such tax qualification, notwithstanding any other provisions to the contrary.

The Death Benefit section of the TERMINATION PROVISIONS is revised as follows:

In the event the Annuitant or Contract Owner dies before the Annuity Commencement Date, the Death Benefit will be payable as determined under the Contract Control Provisions and described below. The Death Benefit will be calculated as of the date of receipt of Due Proof of Death at the offices of the Company.

If the deceased (the Annuitant or Contract Owner, as applicable) had not yet attained age 85, the Death Benefit will be the greatest of the following amounts:

(a)	The Contract Value on the date of receipt of Due Proof of Death at the offices of the Company.

(b)
The Contract Value on the Specified Contract Anniversary immediately preceding the date of death, increased by the dollar amount of any premium payments made and reduced by the dollar amount of any partial surrenders since the immediately preceding Specified Contract Anniversary; or

(c)	100% of all Premium Payments made under the contract, reduced by the dollar amount of any partial surrenders since the Date of Issue.

If the deceased had attained age 85, but had not attained age 90, then the Death Benefit will equal the greater of the Contract Value or 100% of all Premium Payments made under the contract, reduced by the dollar amount of any partial surrenders since the Date of Issue. If the deceased had attained age 90, the Death Benefit will equal the Contract Value.

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The Annuity Commencement Date section of the SETTLEMENT PROVISIONS is revised as follows:

The Annuity Commencement Date is shown on Page 3. The Contract Owner may change the date by notifying the Company within 30 days prior to the Annuity Commencement Date. This date will not be deferred beyond the Valuation Day immediately following the later of:
a)the Annuitant’s 90th birthday; or
b)the end of the tenth Contract Year
unless the Contract Owner elects a later Annuity Commencement Date subject to laws and regulations then in effect and the Company’s approval.

The Date of Payment section of the SETTLEMENT PROVISIONS is revised as follows:

The first Annuity payment is payable on the Annuity Commencement Date. The remaining Annuity payments are computed and payable as of the same day of the month as the Annuity Commencement Date, based on the elected Annuity payment frequency.

In the event of the death of the Annuitant while receiving annuity payments, the present values at the current dollar amount on the date of death of any remaining guaranteed number of payments, or any then remaining balance of proceeds under the Fourth Option, will be paid in one sum to the Beneficiary unless other provisions shall have been made and approved by the Company. In the case of the Separate Account calculations, for such present value of the guaranteed number of payments remaining, the Company will assume a net investment rate of 4% per annum. In the case of the General Account, the net investment rate assumed will be the rate used by the Company to determine the amount of each certain payment. The Annuity Unit value on the date of receipt of Due Proof of Death shall be used for the purpose of determining such present value.

The following is added to the SETTLEMENT PROVISIONS:

Death Before the Annuity Commencement Date

If the Contract Owner dies, and:
a) the joint Contract Owner is living, the joint Contract Owner will become the Beneficiary. In this case, the rights of the designated Beneficiary are voided.
b) there is no surviving joint Contract Owner, the designated Beneficiary will be the Beneficiary. However, in the event of the death of a Contract Owner and there is no joint Contract Owner, and a Beneficiary is the Contract Owner’s spouse and the Annuitant (or Contingent Annuitant, if applicable) is alive, the contract will continue with the spouse as the Contract Owner, unless the spouse elects to be paid a Death Benefit settlement option. This provision will apply only once with respect to this contract.

If the Annuitant dies, and:

a)	is also the sole Contract Owner, the designated Beneficiary will be the Beneficiary.

b)	both the Contract Owner and the Contingent Annuitant are living, the Contingent Annuitant will become the Annuitant. The Contract will continue.

c)
the Contract Owner is living, and there is no Contingent Annuitant or the Contingent Annuitant is not living, the Contract Owner will be the Beneficiary. In this case, the rights of the designated Beneficiary are voided.

d)	the Contract is owned by a corporation or other entity, the Contract Owner will be the Beneficiary. In this case, the rights of the designated Beneficiary are voided.

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SETTLEMENT PROVISIONS (Continued)

Death On or After the Annuity Commencement Date
If the Contract Owner dies, and the Annuitant is living, the designated Beneficiary will become the Contract Owner.

If the Annuitant dies, the Contract Owner will be the Beneficiary. If a Death Benefit is payable, the rights of the designated Beneficiary are voided. If the Annuitant who is also the Contract Owner dies, the designated Beneficiary will be the Beneficiary.

The Death Benefit will be calculated as of the date We receive written notification of Due Proof of Death as in the manner described in the settlement option then in effect.

Calculation of the Death Benefit
Should the Contract Owner or Annuitant die before the Annuity Commencement Date, any Death Benefit payable will be calculated as of the date written notification of Due Proof of Death is received by the Company.

If the calculated Death Benefit exceeds the Contract Value, the difference will be allocated to the Sub-Account(s) in accordance with the last Sub-Account allocation instructions received from the Contract Owner.

During the time period between the Company’s receipt of written notification of Due Proof of Death and the Company’s receipt of complete settlement instructions from each Beneficiary, the calculated Death Benefit amount will be subject to market fluctuations.

Settlement of the Death Benefit
As of the date of receipt of complete disbursement instructions from the Beneficiary, the amount to be paid or applied to a selected settlement option will be computed. When there is more than one Beneficiary, the amount will be calculated for each Beneficiary’s share of the proceeds and paid or applied to a selected settlement option according to and upon each Beneficiary’s instructions. If the date of receipt of complete instructions falls on a non-Valuation Day, the amount will be computed on the next Valuation Day.

Deferral of Death Benefit Payment
When payment is taken in one sum, payment will be mailed within 7 days of Our receipt of complete instructions, except when the Company is permitted to defer such payment under the Investment Company Act of 1940

Interest on Death Benefits
Settlement will be made within 60 days of Our receipt of Due Proof of Death. If settlement is made after the first 30 days, the settlement shall include interest from the 30th day until settlement. Interest shall be paid at the discount rate on 90-day commercial paper in effect at the Federal Reserve Bank in the Ninth Federal Reserve District at the time of proof of death.

Distribution Requirements
Subject to the Alternative Election or Spouse Beneficiary provisions below,
a)If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract will be distributed within five years after such death; and
b)If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of such death.

If the Contract Owner is not an individual, then for purposes of the preceding paragraph a or b, the primary Annuitant will be treated as the Contract Owner

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SETTLEMENT PROVISIONS (Continued)

Alternative Election to Satisfy Distribution Requirements
If any portion of the interest of a Contract Owner described above is payable to or for the benefit of a designated Beneficiary, and the Beneficiary elects after the Contract Owner’s death to have the benefit distributed over a period that:
a)does not extend beyond such Beneficiary’s life (or life expectancy); and
b)does commence within one year of the date of death,
then for purposes of satisfying the Distribution Requirements above, the benefit will be treated as distributed entirely on the date such periodic distributions begin.

Signed for Hartford Life Insurance Company

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OPTIONAL        This rider is issued as part of the contract to which it is attached. This rider cannot
DEATH BENEFIT    be terminated either by the Contract Owner or the Company. Except where this ENHANCEMENT    rider provides otherwise, it is subject to all of the terms and conditions of the contract.
RIDER

RIDER BENEFITS	Spouse Beneficiary
If the contract continues with the spouse as the Contract Owner, subject to the conditions of the Death Before the Annuity Commencement Date provision as set forth in the contract, the Death Benefit will be calculated on receipt of Due Proof of Death. If the Contract Value is less than the calculated Death Benefit amount, the Contract Value will be increased to equal the calculated Death Benefit amount.

Death Benefit
If the Contract Owner or Annuitant dies before the Annuity Commencement Date a Death Benefit is payable. The Death Benefit is calculated as of the date Due Proof of Death is received by the Company. This rider adds a Maximum Anniversary Value and an Interest Accumulation feature to the calculation of that Death Benefit.

If the deceased (the Annuitant or Contract Owner, as applicable) had not yet attained age 85, the Death Benefit will be the greatest of:

(a)	the Contract Value; or

(b)	the Contract Value on the Specified Contract Anniversary immediately proceeding the date of death, as described in the contract; or

(c)	100% of all premium payments made under the contract, reduced by the dollar amount of any partial surrenders since the Date of Issue; or

(d)	the Maximum Anniversary Value commencing on the Contract Anniversary following the date in which the rider is added to the contract; or

(e)	Interest Accumulation Value commencing on the date the rider is added to the contract.

If the deceased had attained age 85, but had not attained age 90, then the Death Benefit will be the greatest of Contract Value, 100% of all premium payments, Maximum Anniversary Value or Interest Accumulation Value, as described above.

If the deceased has attained age 90, the Death Benefit will be the greatest of Contract Value, Maximum Anniversary Value or Interest Accumulation Value.

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MAXIMUM     The Maximum Anniversary Value is based on a series of calculations on Contract
ANNIVERSARY    Anniversaries, of Contract Values, premium payments and partial surrenders.
VALUE
As of the date We receive notification of Due Proof of Death, We will calculate an Anniversary Value for each Contract Anniversary, beginning with the Contract Anniversary following the date this rider is added and for each anniversary thereafter prior to the Contract Owner/Annuitant’s date of death or 81st birthday, if earlier. The Anniversary Value is equal to the Contract Value as of a Contract Anniversary, increased by the dollar amount of any premium payments made since that anniversary and reduced by the dollar amount of any partial surrenders since that anniversary. The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.

INTEREST        Prior to the decedent’s date of death or 81st birthday, if earlier, the interest accumulation ACCUMULATION    value is equal to the Contract Value as of the date this rider is added (“Beginning

VALUE
Contract Value”) plus any premium payments made after the date this rider is added to the contract, less proportional adjustments for partial surrenders taken after this rider is added to the contract, compounded daily at an annual interest rate of 5.0%. The proportional adjustment for partial surrenders is calculated by:

a)	dividing the gross amount of the partial surrender by the prior day’s Contract Value, and

b)	multiplying the result of (a) by the prior Valuation Day’s Interest Accumulation Value.

On or after the decedent’s 81st birthday or date of death, the Interest Accumulation Value will no longer compound. After that date, the Interest Accumulation Value will be adjusted by adding any subsequent payments and subtracting proportional adjustments, for partial surrenders, as described above. The Interest Accumulation Value will be limited to 200% of the Beginning Contract Value, plus 200% of all premium payments made after the date this rider is added, minus proportional adjustments for partial surrenders made after the date the rider is added.

RIDER CHARGE	The charge for this rider is added to the net investment factor. The net investment factor for each Sub-Account is:

a)	the net asset value per share of the corresponding Fund at the end of the valuation period (plus the per share amount of any unpaid dividends or capital gains by that Fund); divided by

b)	the net asset value per share of the corresponding Fund at the beginning of the valuation period; minus

c)	the mortality and expense risk charge and any applicable administration charge, adjusted for the number of days in the valuation period; minus

d)	the charge for this rider, adjusted for the number of days in the valuation period.

The charge for this rider is [.25%] per annum of the daily value of the Sub-Accounts.

Signed for Hartford Life Insurance Company

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AMENDATORY RIDER

This rider is issued as a part of the contract to which it is attached. Except where this rider provides otherwise, it is subject to all conditions and limitations of such contract.

The following Annual Withdrawal Privilege Amount provision is added:

ANNUAL WITHDRAWAL PRIVILEGE AMOUNT:	CONTRACT YEARS 1-7
10% OF PREMIUM PAYMENTS

AFTER CONTRACT YEAR 7
100% OF THE CONTRACT VALUE REDUCED
BY THE TOTAL OF ANY PREMIUM PAYMENTS
MADE DURING THE 7 YEARS PRIOR TO THE
WITHDRAWAL; AND

10% OF PREMIUM PAYMENTS MADE DURING
THE 7 YEARS PRIOR TO WITHDRAWAL

The Contingent Deferred Sales Charges provision is revised as follows:

CONTINGENT DEFERRED SALES CHARGES:

Subject to the Annual Withdrawal Privilege Amount, surrenders of contract values attributable to Premium Payments may be subject to a Contingent Deferred Sales Charge (“Charge”). The length of time from receipt of the Premium Payments to the time of surrender determines the charge.

During the first seven Contract Years, all surrenders will be first from Premium Payments and then from earnings. If an amount equal to all Premium Payments has been surrendered, a charge will not be assessed against the surrender of the remaining Contract Value.

After the seventh Contract Year, all surrenders will be first from earnings and then from Premium Payments. A charge will not be assessed against the surrender of earnings. If an amount equal to all earnings has been surrendered, a charge will not be assessed against Premium Payments made more that seven years prior to the surrender, but will be assessed against Premium Payments received less that seven years prior to surrender. For this purpose, Premium Payments will be deemed to be surrendered in the order in which they were received.

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CONTINGENT DEFERRED SALES CHARGE: (Continued)

The charge is a percentage of the amount surrendered (not to exceed the aggregate amount of the Premium Payments made) and equals:

CHARGE    LENGTH OF TIME FROM PREMIUM PAYMENT
(NUMBER OF YEARS)

7%    1
6%    2
5%    3
4%    4
3%    5
2%    6
1%    7
0%    8 AND THEREAFTER

No Contingent Deferred Sales Charges will be assessed in the event the contract terminates due to the death of the Annuitant or the Contract Owner (as applicable), or if the contract values are applied to an annuity option provided for under this contract, (provided, however, any surrender out of Option 4 will be subject to Contingent Deferred Sales Charges, if applicable) or if the contract is surrendered on or after the Annuitant’s 90th birthday, or upon exercise of the Annual Withdrawal Privilege Amount.

The following is added to the DEFINITION OF CERTAIN TERMS provision of the contract:

Annual Withdrawal Privilege Amount - The amount that can be withdrawn in any Contract Year prior to incurring surrender charges.

Contingent Deferred Sales Charges - A charge that may be deducted from Your Contract Value upon a full surrender or a partial surrender, if the amount surrendered is in excess of the Annual Withdrawal Privilege Amount.

DCA Program Fixed Account(s) - Account(s) established to be used for the Dollar Cost Averaging program(s). It is part of the Company’s General Account.

The PREMUIM PAYMENTS provision is revised by the addition of the following:

Dollar Cost Averaging Program

From time to time, We may offer and You may enroll in a Dollar Cost Averaging Program (the ”Program”). Election of the Program requires that a minimum of at least $5,000 must be deposited in the DCA Fixed Account. The election must be made for a minimum period of six months and a maximum period of twelve months. The funds in the DCA Fixed Account will be systematically transferred to the Sub-Account(s) designated by You. We will terminate monthly transfers if Fund balances are inadequate to execute the requested transfers. We may credit different rates of interest, but never less than 3%, to the DCA Fixed Account. Once a Program has begun, the rate for the program will not change.

You may terminate participation in the Program at any time by calling or writing Us. In such event, the remaining balance in the DCA Program Fixed Account will be transferred to the Account(s) designated by You.

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T848R0.FRM

CONTRACT CONTROL PROVISIONS(Continued)

Ownership
The Contract Owner has the sole power to exercise all the rights, options, and privileges granted by this contract or permitted by the Company and to agree with the Company to any change in or amendment to the contract. The rights of the Contract Owner will be subject to the rights of any assignee of record with the Company and of any irrevocably designated Beneficiary. In the case of joint Contract Owners, each Contract Owner alone may exercise all rights, options, and privileges, except with respect to the surrender, partial surrender, selection of an Annuity option, and change of ownership.

Beneficiary
The designated Beneficiary will remain in effect until changed by the Contract Owner. The designated Beneficiary may be changed during the lifetime of the Annuitant by written notice to the Company. If the designated Beneficiary has been designated irrevocably, the designation cannot be changed or revoked without such Beneficiary’s written consent. Upon receipt of written notice and consent, if required by the Company, the new designation will take effect as of the date the notice is signed, whether or not the Annuitant or Contract Owner is alive at the time of receipt. Any payments made or other action taken by the Company before the receipt of the notice will not be subject to the requested change. If no Beneficiary designation is in effect or if the designated Beneficiary has predeceased the Contract Owner, the Contract Owner’s estate shall be the Beneficiary. At the first death of a joint Contract Owner prior to the Annuity Commencement Date, the surviving Contract Owner shall be the beneficiary and the rights of any other named beneficiary are voided.

The following paragraph is added to the GENERAL PROVISIONS of the contract:

The contract to which this rider is attached is intended to qualify as an annuity contract for Federal tax purposes. To that end, the provisions of the contract are interpreted and administered to ensure or maintain such tax qualification, notwithstanding any other provisions to the contrary.

The Death Benefit section of the TERMINATION PROVISIONS is revised as follows:

In the event the Annuitant or Contract Owner dies before the Annuity Commencement Date, the Death Benefit will be payable as determined under the Contract Control Provisions and described below. The Death Benefit will be calculated as of the date of receipt of Due Proof of Death at the offices of the Company.

If the deceased (the Annuitant or Contract Owner, as applicable) had not yet attained age 85, the Death Benefit will be the greatest of the following amounts:

(a)	The Contract Value on the date of receipt of Due Proof of Death at the offices of the Company

(b)
The Contract Value on the Specified Contract Anniversary immediately preceding the date of death, increased by the dollar amount of any premium payments made and reduced by the dollar amount of any partial surrenders since the immediately preceding Specified Contract Anniversary; or

(c)	100% of all Premium Payments made under the contract, reduced by the dollar amount of any partial surrenders since the Date of Issue

If the deceased had attained age 85, but had not attained age 90, then the Death Benefit will equal the greater of the Contract Value or 100% of all Premium Payments made under the contract, reduced by the dollar amount of any partial surrenders since the Date of Issue. If the deceased had attained age 90, the Death Benefit will equal the Contract Value.

HL-VA45AR99(3/4)    Page 3 of 5    Printed in U.S.A.
T585R0.FRM
The Annuity Commencement Date section of the SETTLEMENT PROVISIONS is revised as follows:

The Annuity Commencement Date is shown on Page 3. The Contract Owner may change the date by notifying the Company within 30 days prior to the Annuity Commencement Date. This date will not be deferred beyond the Valuation Day immediately following the later of:

a)the Annuitant’s 90th birthday; or
b)the end of the tenth Contract Year

unless the Contract Owner elects a later Annuity Commencement Date subject to laws and regulations then in effect and the Company’s approval.

The Date of Payment section of the SETTLEMENT PROVISIONS is revised as follows:

The first Annuity payment is payable on the Annuity Commencement Date. The remaining Annuity payments are computed and payable as of the same day of the month as the Annuity Commencement Date, based on the elected Annuity payment frequency.

In the event of the death of the Annuitant while receiving annuity payments, the present values at the current dollar amount on the date of death of any remaining guaranteed number of payments, or any then remaining balance of proceeds under the Fourth Option, will be paid in one sum to the Beneficiary unless other provisions shall have been made and approved by the Company. In the case of the Separate Account calculations, for such present value of the guaranteed number of payments remaining, the Company will assume a net investment rate of 4% per annum. In the case of the General Account, the net investment rate assumed will be the rate used by the Company to determine the amount of each certain payment. The Annuity Unit value on the date of receipt of Due Proof of Death shall be used for the purpose of determining such present value.

The following is added to the SETTLEMENT PROVISIONS:

Death Before the Annuity Commencement Date

If the Contract Owner dies, and:

a)	the joint Contract Owner is living, the joint Contract Owner will become the Beneficiary. In this case, the rights of the designated Beneficiary are voided.

b)
there is no surviving joint Contract Owner, the designated Beneficiary will be the Beneficiary. However, in the event of the death of a Contract Owner and there is no joint Contract Owner, and a Beneficiary is the Contract Owner’s spouse and the Annuitant (or Contingent Annuitant, if applicable) is alive, the contract will continue with the spouse as the Contract Owner, unless the spouse elects to be paid a Death Benefit settlement option. This provision will apply only once with respect to this contract.

If the Annuitant dies, and:

a)	is also the sole Contract Owner, the designated Beneficiary will be the Beneficiary.

b)	both the Contract Owner and the Contingent Annuitant are living, the Contingent Annuitant will become the Annuitant. The Contract will continue.

c)
the Contract Owner is living, and there is no Contingent Annuitant or the Contingent Annuitant is not living, the Contract Owner will be the Beneficiary. In this case, the rights of the designated Beneficiary are voided.

d)	the Contract is owned by a corporation or other entity, the Contract Owner will be the Beneficiary. In this case, the rights of the designated Beneficiary are voided.

Death On or After the Annuity Commencement Date
If the Contract Owner dies, and the Annuitant is living, the designated Beneficiary will become the Contract Owner. If the Annuitant dies, the Contract Owner will be the Beneficiary. If a Death Benefit is payable, the rights of the designated Beneficiary are voided. If the Annuitant who is also the Contract Owner dies, the designated Beneficiary will be the Beneficiary. The Death Benefit will be calculated as of the date We receive written notification of Due Proof of Death as in the manner described in the settlement option then in effect.

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T586R0.FRM

SETTLEMENT PROVISIONS (Continued)

Death On or After the Annuity Commencement Date
If the Contract Owner dies, and the Annuitant is living, the designated Beneficiary will become the Contract Owner. If the Annuitant dies, the Contract Owner will be the Beneficiary. If a Death Benefit is payable, the rights of the designated Beneficiary are voided. If the Annuitant who is also the Contract Owner dies, the designated Beneficiary will be the Beneficiary. The Death Benefit will be calculated as of the date We receive written notification of Due Proof of Death as in the manner described in the settlement option then in effect.

Calculation of the Death Benefit
Should the Contract Owner or Annuitant die before the Annuity Commencement Date, any Death Benefit payable will be calculated as of the date written notification of Due Proof of Death is received by the Company.

If the calculated Death Benefit exceeds the Contract Value, the difference will be allocated to the Sub-Account(s) in accordance with the last Sub-Account allocation instructions received from the Contract Owner.

During the time period between the Company’s receipt of written notification of Due Proof of Death and the Company’s receipt of complete settlement instructions from each Beneficiary, the calculated Death Benefit amount will be subject to market fluctuations.

Settlement of the Death Benefit
As of the date of receipt of complete disbursement instructions from the Beneficiary, the amount to be paid or applied to a selected settlement option will be computed. When there is more than one Beneficiary, the amount will be calculated for each Beneficiary’s share of the proceeds and paid or applied to a selected settlement option according to and upon each Beneficiary’s instructions. If the date of receipt of complete instructions falls on a non-Valuation Day, the amount will be computed on the next Valuation Day.

When payment is taken in one sum, payment will be mailed within 7 days of the Company’s receipt of complete instructions, except when the Company is permitted to defer such payment under the Investment Company Act of 1940.

Distribution Requirements
Subject to the Alternative Election or Spouse Beneficiary provisions below,

a)	If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract will be distributed within five years after such death; and

b)
If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of such death.

If the Contract Owner is not an individual, then for purposes of the preceding paragraph a or b, the primary Annuitant will be treated as the Contract Owner

Alternative Election to Satisfy Distribution Requirements
If any portion of the interest of a Contract Owner described above is payable to or for the benefit of a designated Beneficiary, and the Beneficiary elects after the Contract Owner’s death to have the benefit distributed over a period that:

a)	does not extend beyond such Beneficiary’s life (or life expectancy); and

b)	does commence within one year of the date of death,

then for purposes of satisfying the Distribution Requirements above, the benefit will be treated as distributed entirely on the date such periodic distributions begin.

Signed for Hartford Life Insurance Company

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T859R0.FRM

OPTIONAL        This rider is issued as part of the contract to which it is attached. This rider cannot
DEATH BENEFIT    be terminated either by the Contract Owner or the Company. Except where this ENHANCEMENT     rider provides otherwise, it is subject to all of the terms and conditions of the contract.
RIDER

RIDER BENEFITS	Spouse Beneficiary
If the contract continues with the spouse as the Contract Owner, subject to the conditions of the Death Benefit provision as set forth in the contract, the Death Benefit will be calculated on receipt of Due Proof of Death. If the Contract Value is less than the calculated Death Benefit amount, the Contract Value will be increased to equal the calculated Death Benefit amount.

Death Benefit
If the Contract Owner or Annuitant dies before the Annuity Commencement Date a Death Benefit is payable. The Death Benefit is calculated as of the date Due Proof of Death is received by the Company. This rider adds an Interest Accumulation and a Maximum Anniversary Value feature to the calculation of that Death Benefit.

If the deceased (the Annuitant or Contract Owner, as applicable) had not yet attained age 85, the Death Benefit will be the greatest of:

(a)	the Contract Value; or

(b)	the Contract Value on the Specified Contract Anniversary immediately proceeding the date of death, as described in the contract; or

(c)	100% of all premium payments made under the contract, reduced by the dollar amount of any partial surrenders since the Date of Issue; or

(d)	the Maximum Anniversary Value commencing on the Contract Anniversary following the date in which the rider is added to the contract; or

(e)	Interest Accumulation Value commencing on the date the rider is added to the contract.

If the deceased had attained age 85, but had not attained age 90, then the Death Benefit will be the greatest of Contract Value, 100% of all premium payments, Maximum Anniversary Value or Interest Accumulation Value, as described above.

If the deceased has attained age 90, the Death Benefit will be the greatest of Contract Value, Maximum Anniversary Value or Interest Accumulation Value.

ILA-VA45OPTDBS    Page 1 of 2    Printed in U.S.A.
T715R0.FRM

MAXIMUM     The Maximum Anniversary Value is based on a series of calculations on Contract
ANNIVERSARY    Anniversaries, of Contract Values, Premium Payments and partial surrenders.
VALUE
As of the date We receive notification of Due Proof of Death, We will calculate an Anniversary Value for each Contract Anniversary, beginning with the Contract Anniversary following the date this rider is added and for each anniversary thereafter prior to the Contract Owner/Annuitant’s date of death or 81st birthday, if earlier. The Anniversary Value is equal to the Contract Value as of a Contract Anniversary, increased by the dollar amount of any premium payments made since that anniversary and reduced by the dollar amount of any partial surrenders since that anniversary. The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.

INTEREST        Prior to the decedent’s date of death or 81st birthday, if earlier, the interest accumulation ACCUMULATION    value is equal to the Contract Value as of the date this rider is added (“Beginning

VALUE
Contract Value”) plus any premium payments made after the date this rider is added to the contract, less proportional adjustments for partial surrenders taken after this rider is added to the contract, compounded daily at an annual interest rate of 5.0%. The proportional adjustment for partial surrenders is calculated by:

a)	dividing the gross amount of the partial surrender by the prior day’s Contract Value, and

b)	multiplying the result of (a) by the prior Valuation Day’s Interest Accumulation Value.

On or after the decedent’s 81st birthday or date of death, the Interest Accumulation Value will no longer compound. After that date, the Interest Accumulation Value will be adjusted by adding any subsequent payments and subtracting proportional adjustments, for partial surrenders, as described above. The Interest Accumulation Value will be limited to 200% of the Beginning Contract Value, plus 200% of all premium payments made after the date this rider is added, minus proportional adjustments for partial surrenders made after the date the rider is added.

RIDER CHARGE	The charge for this rider is added to the net investment factor. The net investment factor for each Sub-Account is:

a)	the net asset value per share of the corresponding Fund at the end of the valuation period (plus the per share amount of any unpaid dividends or capital gains by that Fund); divided by

b)	the net asset value per share of the corresponding Fund at the beginning of the valuation period; minus

c)	the mortality and expense risk charge and any applicable administration charge, adjusted for the number of days in the valuation period; minus

d)	the charge for this rider, adjusted for the number of days in the valuation period.

The charge for this rider is .25% per annum of the daily value of the Sub-Accounts.

Signed for Hartford Life and Annuity Insurance Company

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T699R0.FRM